                                                                   Exhibit 10.29

                                LOAN AGREEMENT

     This LOAN AGREEMENT, dated as of November 30, 2000 (this "Agreement"), is by and among WATTAGE MONITOR INC., a Nevada corporation (the "Borrower") and the lenders listed on Schedule I attached hereto (each a "Lender" or collectively, the "Lenders").


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Borrower has requested that the Lenders make a loan in order to enable the Borrower, under the terms and subject to the conditions set forth in this Agreement, to borrow up to the sum of One Million Seven Hundred Seventy-Two Thousand Dollars ($1,772,000), Two Hundred Seventy-Two Thousand Dollars ($272,000) of which have been loaned by certain of the Lenders to the Borrower prior to the date hereof.

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

   SECTION 1.  DEFINITIONS

     1.1  Defined Terms.  As used in this Agreement, the following terms have
          -------------
the respective meanings set forth or incorporated by reference below:

          "Affiliate": Any Person that directly or indirectly, is in control of,
           ---------
is controlled by, or is under common control with, the Borrower. For purposes of this definition, a Person shall be deemed to be "controlled by" the Borrower if the Borrower or its manager or Persons owning a direct or indirect interest in its manager possess, directly or indirectly, power either to (a) vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors of such Person (or in the case of a Person that is a partnership, to replace the general partner of such Person) or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Aggregate Loan": The maximum principal amount of One Million Seven
           --------------
Hundred Seventy-Two Thousand Dollars ($1,772,000) made available by the Lenders to the Borrower.

          "Borrower": As defined in the heading to this Agreement.
           --------

          "Business Day": Any day other than a Saturday, Sunday or any other day
           ------------
on which commercial banks in New York, New York are authorized or required to close.

          "Collateral": As defined in the Security Agreement.
           ----------

          "Commitment":  The aggregate obligation of the Lenders to make the
           ----------
Aggregate Loan available to the Borrower.

          "Dollars" and "$": Dollars in lawful currency of the United States of
           -------       -
America.

          "Event of Default": Any of the events specified in Section 6 hereof.
           ----------------

          "Funding Cutoff Date":  The earlier of: (i) May  31, 2001 or (ii) the
           -------------------
date upon which the Commitment is otherwise terminated in accordance with the terms thereof.

          "Funding Date":  The Business Day on which the Lenders make a Loan to
           ------------
the Borrower.

          "Lender Commitment": The individual contribution made by each Lender
           -----------------
to the Aggregate Loan.

          "Lender Loan Amount": The portion of each Lender's Lender Commitment
           ------------------
made to the Borrower on a Funding Date.

          "Loan Amount":  The principal amount of any Loan made hereunder.
           -----------

          "Loans":  The loans made by the Lenders to the Borrower hereunder,
           -----
including the amounts loaned to the Borrower by certain of the Lenders prior to the date hereof, and "Loan" means any of them.

          "Loan Documents":  The collective reference to this Agreement, the
           --------------
Note and the Security Agreement.

          "Material Adverse Effect": A material adverse effect on: (a) the
           -----------------------
business, operations, property or condition (financial or otherwise) or prospects of the Borrower; (b) the ability of the Borrower to perform its obligations under this Agreement or any of the other Loan Documents to which it is a party; or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Lenders hereunder or thereunder.

          "Maturity Date":  The earlier of: (i) June 30, 2001 or (ii) the
           -------------
closing of that certain Stock Purchase Agreement, dated as of November 28, 2000 by and among the Borrower, Weiss Peck & Greer, LLC and PurchasePro.com, Inc.

          "Note": As defined in Section 2.2 hereof.
           ----

          "Person":  Any individual, partnership, corporation, limited liability
           ------
company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Requirement of Law": As to any Person, the articles of incorporation
           ------------------
and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Security Agreement":  The Security Agreement dated as of the date
           ------------------
hereof, among the Borrower and the Lenders.

          "Warrants": The Warrant dated as of the date hereto pursuant to which
           --------
the Lenders have the right to purchase shares of common stock of the Borrower.

          "Warrant Agreement":  The Warrant Agreement dated as of the date
           -----------------
hereof  among the Borrower and the Lenders.

          "Warrant Shares":  The shares of Common Stock issuable upon the
           --------------
exercise of the Warrant.

   SECTION 2.  AMOUNT AND TERMS OF LOAN

     2.1  Loan.  Subject to the terms and conditions hereof, the Lenders agree
          ----
to make one or more Loans, in the aggregate principal amount of the Aggregate Loan. Each Lender's Lender Commitment is listed on Schedule II attached hereto.

     2.2  Note.  The Loan made by the Lenders pursuant hereto shall be evidenced
          ----
by a promissory note of the Borrower (the "Note"), payable to the order of the Lenders and representing the obligation of the Borrower to pay the amount of the Loan, with interest thereon as prescribed in Section 2.4 hereof and in the Note. The Note is secured by the Security Agreement, pursuant to which, the Borrower has agreed to grant the Lenders a security interest in certain of the Borrower's assets. The Note shall (a) be dated the date hereof and (b) be stated to mature on the Maturity Date. The Commitment shall terminate on the Funding Cutoff Date. Subject to the foregoing and the conditions precedent set forth at
Section 4.2 of this Agreement, the Borrower may borrow and prepay without penalty or premium (but with the payment of all accrued and unpaid interest on the prepaid amount) the Aggregate Loan or any lesser sum; provided, however,
                                                          --------  -------
that there shall be no reborrowings of Loans prepaid and, with respect to such amounts, the Commitment shall be permanently reduced.

     2.3  Interest Rate.  The Loan shall bear interest at a rate per annum equal
          -------------
to 12%. In the case of Loans made prior to the date hereof, the Loans shall bear interest at a rate per annum equal to 12% accruing from the date each such Loan was made.

     2.4  Computation of Interest.  Interest shall be calculated on the basis of
          -----------------------
a year at 365 or 366 days.

     2.5  Method of Funding Loan.  Proceeds of the Loans shall be made available
          ----------------------
to the Borrower by wire transfer in immediately available funds, subject to the terms of Section 4.2 hereof, and at such place as the Borrower may hereafter designate in writing to the Lenders by 2:00 p.m. (New York City time) on the Funding Date for such Loans.

     2.6  Method of Payment.  All payments of principal, interest and expenses
          -----------------
hereunder shall be made by wire transfer in immediately available funds to the Lenders at such place as the

Lenders may hereafter designate in writing to the Borrower by 2:00 p.m. (New York City time) on the date when due. If any payment of principal of or interest on the Loans shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment.

     2.7  Schedule to Note.  The Borrower hereby authorizes the Lenders to
          ----------------
endorse on the Schedule annexed to the Note the principal amount and date of borrowing of all Loans made by the Lenders to the Borrower, which endorsement shall constitute prima facie evidence of the information recorded, absent manifest error; provided, that the failure to make any such notations on such Schedule (or any error in such notation) shall not limit or otherwise affect the obligations of the Borrower under this Agreement or the Note.

     2.8  Prepayment.  The Borrower may prepay the Loans, in whole or in part,
          ----------
at any time and from time to time, without penalty or premium.

  SECTION 3.  REPRESENTATIONS AND WARRANTIES

     3.1  Borrower's Representations and Warranties:  In order to induce the
          -----------------------------------------
Lenders to enter into this Agreement and to make the Loans herein provided for, the Borrower hereby represents and warrants to the Lenders that:

          (a)  Corporate Organization.  The Borrower is a corporation duly
               ----------------------
organized, validly existing and in good standing under the laws of the State of Nevada. The Borrower has all the necessary corporate power and authority to transact its business as it is now being conducted and as contemplated to be conducted and to own, operate and lease its properties and assets and has all necessary authorizations and approvals as of the date hereof to execute the Loan Documents. The Borrower is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified.

          (b)  Authorization.  The Borrower has full power, authority and legal
               -------------
right to enter into the Loan Documents. The Loan Documents have been duly authorized by all necessary corporate action on the part of the Borrower, have been executed and delivered and are the legal, valid and binding obligations of the Borrower and are enforceable in accordance with their respective terms, except as enforceability may be limited by: (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application, or legal or equitable principles relating to or affecting the enforcement of creditors' rights generally or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)  Tax Returns and Payments.  The Borrower has filed all federal
               ------------------------
income tax returns and all other tax returns required to be filed by it and has paid all taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. The Borrower has paid, or has provided adequate reserves in accordance with generally accepted accounting principles (in the good faith judgment of the management of the Borrower) for the payment of, all federal, state and local income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

          (d)  No Violation.  Neither the execution, delivery and performance by
               ------------
the Borrower of the Loan Documents to which it is a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated thereby will: (i) contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court of governmental instrumentality; (ii) conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention or any lease in the nature thereof upon any of the property or assets of the Borrower pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower is a party or by which it or any of its property or assets are bound or to which it may be subject (a "Lien"); or (iii) violate any provision of the charter or by-laws of the Borrower.

          (e)  Governmental Approvals. Except for any filings required under the
               ----------------------
Security Agreement, no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption, by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorized or is required in connection with (i) the execution, delivery and performance of any Loan Document or (ii) the legality, validity, binding effect or enforceability of any Loan Document.

          (f)  Indebtedness. Neither the Borrower nor any of its Affiliates has
               ------------
any outstanding indebtedness for borrowed funds, except for $317,000 previously owed by the Borrower to certain of the Borrower's officers and directors.

          (g)  No Defaults.  The Borrower is not in default under any agreement
               -----------
to which it is a party, the effect of which would affect the performance by the Borrower of its obligations pursuant to and as contemplated by the Loan Documents. Neither (x) the execution and delivery of the Loan Documents, (y) the consummation of the transactions contemplated by the Loan Documents, nor (z) compliance with the terms and provisions of this Agreement and the other Loan Documents will, in any manner, (i) violate any statutes, laws, regulations, judgments, orders, writs, decrees, and injunctions in effect or hereinafter enacted by the United States of America, State of Nevada, City of Reno or any political subdivision of any of them or any court, agency, department, commission, board, bureau or instrumentality of any of them (collectively, "Governmental Authorities") or (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which the Borrower is a party or by which the Borrower or its assets may be bound.

          (h)  Litigation.  There are no actions, suits, claims, proceedings or
               ----------
investigations pending or, currently threatened against the Borrower that question the validity of the Loan Document or the right of the Borrower to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Borrower (financially or otherwise) or any change in the current equity ownership of the Borrower, nor is the Borrower aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, suits, claims, proceedings or investigations pending or threatened (or any basis therefor known to the Borrower) involving the prior employment of any of the Borrower's employees, their use in connection with the Borrower's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Borrower is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Borrower currently pending or that the Borrower intends to initiate.

          (i)  Disclosure.  All statements contained in the Loan Documents and
               ----------
all information, reports and other papers and data (other than financial projections) furnished to the Lenders by the Borrower are accurate, correct and complete in all material respects. Neither this Agreement nor any document, certificate or statement furnished by or on behalf of the Borrower to the Lenders in connection herewith contains any material misrepresentations or omits to state a material fact necessary in order to make any statements contained therein not misleading. All questionnaires and/or disclosure forms delivered by the Borrower to the Lenders to date are true and correct in all material respects. No material change has occurred in the circumstances of the Borrower, its stockholders, or affiliated persons or entities since the respective dates upon which such disclosure forms were executed which would otherwise require disclosure. No material disclosed in such disclosure forms contains, insofar as the Borrower is aware, any untrue statements of a material fact or omits to state a material fact necessary in order to make any statements contained therein not misleading. All financial projections that have been made available to the Lenders by or on behalf of the Borrower have been prepared in good faith based upon assumptions believed by the preparer at the time to be reasonable, provided that as to any such information that has been prepared by third parties other than affiliates of the Borrower, the Borrower represents only that it is not aware that any such preparer prepared such financial projections in bad faith or upon assumptions believed by any such preparer at the time to be unreasonable. The financial projections contained in such materials are based on good faith estimates and assumptions believed by such Persons to be reasonable at the time made. There is no fact known to the Borrower which materially and adversely affects the business, operations, property, assets or condition (financial or otherwise) of the Borrower, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

          (j)  Intellectual Property.  The Borrower possesses or is licensed to
               ---------------------
use all licenses, patents, trademarks, trade names, copyrights, technology and processes (collectively "Intellectual Property") material for the conduct of its business as conducted at present. No claim has been asserted and is pending by any person or entity challenging or questioning the use of any such property or rights or the validity or effectiveness of any such property or rights, nor is there any basis for such claim. The use of the Intellectual Property by the Borrower does not infringe on the rights of any person.

     3.2  The Lenders' Warranties and Representations.
          -------------------------------------------

          (a)  Authority.  Each Lender has full legal capacity to execute and
               ---------
deliver the Loan Documents and to perform its respective obligations hereunder and thereunder and to consummate the transactions contemplated hereunder and thereunder.

          (b)  Authorization and Validity.  The Loan Documents to which each
               --------------------------
Lender is a party of has been duly executed and delivered by such Lenders, and each is a valid and binding obligation of such Lender and enforceable against such Lender.

          (c)  Compliance with Laws and Contracts. Neither the execution nor the
               ----------------------------------
delivery by any Lender of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof, will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Lender or conflict with or constitute a default thereunder except where such violation, conflict or default would not have a Material Adverse Effect. To the best of each Lender's knowledge after due inquiry no order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

          (d)  Investment Representations.
               --------------------------

               (i)   Purchase Entirely for One's Own Account. The Warrants being
                     ---------------------------------------
acquired pursuant to the Warrant Agreement hereunder by each Lender are being acquired by such Lender for investment, for such Lender's own account and not with a view to the resale or distribution of any part thereof or of the Warrant Shares and each Lender has no present intention of selling, granting any participation in, or otherwise distributing or disposing of any of such Warrants or any of the Warrant Shares, subject always to the limitation that the disposition of such Lender's property shall be within its sole discretion and control.

               (ii)  Investment Experience.  Each Lender is an "accredited
                     ---------------------
investor" within the meaning of Rule 501(a)(7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act") and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Warrants.

               (iii) Restricted Securities.  Each Lender understands that the
                     ---------------------
Warrants and Warrant Shares are "restricted securities" under the federal securities laws and that under such laws and applicable regulations the Warrants and Warrant Shares may not be resold in the absence of registration under the Securities Act or an exemption from such registration. In this connection, subject to applicable registration rights contained in the Warrants, the Lender represents and warrants that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed by such Rule and by the Securities Act.

  SECTION 4.  CONDITIONS PRECEDENT

     4.1  Conditions to this Agreement.  The obligation of the Lenders to enter
          ----------------------------
into this Agreement is subject to the satisfaction of the following conditions:

          (a)  Loan Documents.  The Lenders shall have received: (i) this
               --------------
Agreement; (ii) the Note; and (iii) the Security Agreement, each of which shall have been executed by a duly authorized Person of each of the parties named therein.

          (b)  Corporate Proceedings.  The Lenders shall have received a copy of
               ---------------------
resolutions, authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party and the granting of Liens thereunder, and the borrowing contemplated hereunder, in each case certified by the Secretary or an Assistant Secretary of the Borrower, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

     4.2  Conditions to Each Loan.  The obligation of the Lenders to make each
          -----------------------
Loan hereunder is subject to the satisfaction of the following conditions:

          (a)  Deliveries.  No less than two (2) Business Days prior to the
               ----------
applicable Funding Date, the Borrower shall have furnished the Lenders with a written certificate substantially in the form of Exhibit A attached hereto,
                                                 ---------
signed by the President of the Borrower:

               (i)  selecting the proposed Funding Date and the Loan Amount; and

               (ii) providing the Lenders with appropriate wire-transfer instructions.

          (b)  No Violation.  The consummation of the transactions contemplated
               ------------
hereby shall not contravene, violate or conflict with, nor involve the Borrower, or the Lenders in any violation of, any Requirement of Law.

  SECTION 5.  COVENANTS

     During the term of this Agreement, unless the Lenders shall otherwise consent in writing:

     5.1  Conduct of Business.  The Borrower will carry on and conduct its
          -------------------
business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in its jurisdiction in which its business is conducted, except where the failure to do so would not have a Material Adverse Effect.

     5.2  Taxes.  The Borrower will pay when due all taxes, assessments and
          -----
governmental charges and levies upon it or its income, profits or property, except those that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

     5.3  Insurance.  The Borrower will maintain with financially sound and
          ---------
reputable insurance companies insurance on all its property in such amounts and covering such risks as is consistent with sound business practice.

     5.4  Compliance with Laws.  The Borrower will comply with all laws, rules,
          --------------------
regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to do so would not have a Material Adverse Effect.

     5.5  Maintenance and Properties.  The Borrower will do all things necessary
          --------------------------
to maintain, preserve, protect and keep its properties in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to do so would not have a Material Adverse effect.

     5.6  Inspection.  The Borrower will permit the Lenders, by its
          ----------
representatives and agents, to inspect any of the properties, licenses, corporate books and financial records of the Borrower, to examine and make copies of the books of accounts and other financial records of the Borrower and to discuss the affairs, finances and accounts of the Borrower with, and to be advised as to the same by, their respective offices at such reasonable times and intervals on reasonable written notice to the Borrower.

  SECTION 6.  DEFAULTS

     The occurrence of any one or more of the following events shall constitute an Event of Default:

     6.1 Any representation or warranty made by the Borrower to the Lenders under or in connection with this Agreement, the Note, any other Loan Document or any certificate or information delivered in connection herewith or therewith shall be materially false as of the date on which made or deemed made.

     6.2 The Borrower shall not have made payment of (a) principal of the Loans when due, or (b) interest on the Loans or of any other obligations under any of the Loan Documents within ten (10) days after the same shall have become due and payable, whether on the scheduled due date therefor or upon acceleration thereof, or otherwise.

     6.3  The breach by the Borrower of any of the terms or provisions of
Section 5 hereof and, where such breach is capable of cure in the reasonable judgment of the Lenders and provided such breach has not otherwise caused a Material Adverse Effect, the failure of the Borrower to cure such breach within thirty (30) days of notice from the Lenders of such breach.

     6.4 The breach by the Borrower (other than a breach which constitutes a Default under Sections 6.1, 6.2 or 6.3) of any of the terms or provisions of this Agreement, the Note or any of the Loan Documents which is not remedied within thirty (30) days after written notice from the Lenders.

  SECTION 7.  REMEDIES, WAIVERS AND AMENDMENT

     7.1  Consequences of Default.
          -----------------------

          (a) If an Event of Default shall occur and be continuing beyond any grace period permitted therefor as set forth above, the Lenders by notice to the Borrower may (i) declare the entire amount of the Loan together with accrued interest and other sums payable hereunder and under the other Loan Documents in respect of the Loan to be immediately due and payable and/or (ii) terminate the Commitment and its obligation to make additional Loans.

          (b) In the event the Loan shall be declared or become due and payable by acceleration as provided above, the Loan, accrued interest thereon and all sums payable hereunder and under the other Loan Documents shall (upon the giving of such notice by the

Lenders in the case of an Event of Default) become immediately due and payable without presentment, demand, protest or notice of any kind other than the notice specifically required by Section, 7.1(a), all other notice being expressly waived by the Borrower.

     7.2  Preservation of Rights.  No delay or omission of the Lenders to
          ----------------------
exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or Event of Default or an acquiescence therein. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Lenders until the obligations have been paid in full.

  SECTION 8.  MISCELLANEOUS

     8.1  Amendments and Waivers.  Neither this Agreement, the Note, any of the
          ----------------------
other Loan Documents nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this
Section 8.1. With the written consent of the Lenders, the Borrower may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this Agreement, the Note or the other Loan Documents to which the Borrower is a party or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or waiving, on such terms and conditions as the Lenders may specify in such instrument, any of the requirements of this Agreement, the Note or any other Loan Document to which the Borrower is a party. Any such waiver and any such amendment, supplement or modification shall be binding upon the Borrower, the Lenders and any future holder of the Note. In the case of any waiver, the Borrower and the Lenders shall be restored to their former position and rights hereunder and under the Note and the other Loan Documents.

     8.2  Notices.  All notices, requests and demands to or upon the respective
          -------
parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made: (i) when delivered by hand; (ii) three (3) days after being deposited in the mail, certified mail and postage prepaid; (iii) one (1) Business Day following timely delivery to a nationally recognized overnight courier service; or (iv) in the case of facsimile notice, when sent and electronically confirmed, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Note:

               The Borrower:       Wattage Monitor Inc.
                                   1100 Kietzke Lane
                                   Reno, Nevada  89502
                                   Attention:  Gerald R. Alderson, President
                                   Telephone:  (775) 327-6000

                                   with a copy (not to constitute notice) to:

                                   Willie E. Dennis, Esq,
                                   Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                   590 Madison Avenue
                                   New York, NY 10022
                                   Telephone:  (212) 872-1000

               The Lenders:        See Schedule I

     8.3  No Waiver; Cumulative Remedies.  No failure to exercise and no delay
          ------------------------------
in exercising, on the part of the Lenders, any right, remedy, power or privilege hereunder or under the Loan Documents, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided or provided in the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     8.4  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the Borrower, the Lenders and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of the Lenders. The Lenders may not assign or transfer any of its rights under this Agreement without the prior written consent of the Borrower.

     8.5  Counterparts.  This Agreement may be executed by one or more of the
          ------------
parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.6  GOVERNING LAW. THIS AGREEMENT AND THE NOTE AND THE RIGHTS AND
          -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE'S INTERNAL CONFLICTS OF LAWS PRINCIPLES.

     8.7  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                        BORROWER:

                                        WATTAGE MONITOR INC.


                                        By: /s/ Gerald R. Alderson
                                           -----------------------
                                           Gerald R. Alderson
                                           President

                                        LENDERS:


                                        /s/ Robert H. Lessin
                                        --------------------
                                        Name:  RHL Ventures LLC

                                        /s/ Gerald R. Alderson
                                        ----------------------
                                        Name:  Gerald R. Alderson


                                        --------------
                                        Name:  Verus Group

                                        /s/ Stephen Klein
                                        -----------------
                                        Name:  SDK Investments LLC

                                        /s/ Stephen Klein
                                        -----------------
                                        Name:  Stephen Klein

                                        /s/ Marousa Dumaresq
                                        --------------------
                                        Name:  Marousa Dumaresq

                                        /s/ Keith Burant
                                        -----------------
                                        Name:  Stratosphere International Ltd.

                                        /s/ Jonathan Cohen
                                        ------------------
                                        Name:  Jonathan Cohen

                                  SCHEDULE I

                                    Lenders

Lender (Name/Address/Phone)
---------------------------

RHL Ventures LLC
c/o Wit SoundView Ventures
826 Broadway, 6/th/ Floor
New York, NY 10003
Attn:  Robert H. Lessin
212-253-4400
Email:  rlessin@witsoundview.com

Gerald Alderson
c/o Wattage Monitor
1100 Kietzke Lane
Reno, NV 89502
775-327-6000
Email:  galderson@wmonitor.com

Verus Group
1177 West Hastings Street, Suite 2000
Vancouver, British Columbia
Canada V63 2K3
Attn:  Ajmal Khan, President
604-669-5930
Email:  princeajmalkhan@aol.com

SDK Investments LLC
c/o iballs
487 Greenwich Street, 5/th/ Floor
New York, NY 10013
Attn:  Stephen Klein
212-462-4662
Email:  sk@iballs.com

Stephen Klein
c/o iballs
487 Greenwich Street, 5/th/ Floor
New York, NY 10013
212-462-4662
Email:  sk@iballs.com

Marousa Dumaresq
1626 Drummond Drive
Vancouver, British Columbia
Canada V6T 1B6
604-685-3362
Email:  neechanz@direct.ca

Stratosphere International Ltd.
c/o Verus International Ltd.
1177 West Hastings Street, Suite 2000
Vancouver, British Columbia
Canada V63 2K3
Attn: Joel Dumaresq
604-685-3362
Email:  neechanz@direct.ca

Jonathan Cohen
74 Old Church Road
Greenwich, CT 06830
212-253-5205
Email:  jcohen@ witsoundview.com

                                  SCHEDULE II

                                  Commitment


Lender                                  Lender Commitment
------                                  -----------------

RHL Ventures LLC                            $332,000

Gerald Alderson                             $215,000

Verus Group                                 $ 60,000

SDK Investments LLC                         $ 40,000

Stephen Klein                               $ 30,000

Marousa Dumaresq                            $ 20,000

Stratosphere International Ltd.             $ 10,000

Jonathan Cohen                              $ 50,000

                                   EXHIBIT A

                             Wattage Monitor Inc.
                               1100 Kietzke Lane
                              Reno, Nevada 89502


[Lender]
[Address]

Dear Sir or Madam:

     Reference is made to that certain loan agreement dated as of November 30, 2000, by and among Wattage Monitor Inc. and the Lenders (the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     This letter sets forth the following information required by Section 4.2(a) of the Loan Agreement:

     (i) The proposed Funding Date is ___________, and your portion of the corresponding Loan Amount is equal to $_________.

     (ii) The Loan proceeds should be wired to the following account on the aforesaid Funding Date:

                              Wells Fargo Bank, NV
                              701 Kietzke Lane
                              Reno, NV 89502
                              775-784-3257

                              Swift Code: NWNBUS44
                              Routing #: 321270742

                              For the account of:
                              Wattage Monitor Inc
                              1100 Kietzke Lane
                              Reno, NV 89502
                              Acct #:  825-1262942


                                             Sincerely,


                                             Gerald R. Alderson
                                             President